BNY Mellon Core Bond ETF

Summary Prospectus | March 1, 2021

Ticker Symbol: BKAG

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/etf. You can also get this information at no cost by calling 1-800-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated March 1, 2021, are incorporated by reference into this summary prospectus.

BNY Mellon Core Bond ETF
Investment Objective

The fund seeks to track the performance of the Bloomberg Barclays US Aggregate Total Return Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.00%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business. The fund's management agreement also provides that the Adviser will pay all acquired fund fees and expenses.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. From the fund’s commencement of operations on April 24, 2020, to the most recent fiscal year end, the fund's portfolio turnover rate was 27.32% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all, but at least 80%, of its assets in bonds comprising the Bloomberg Barclays US Aggregate Total Return Index and TBA transactions (as defined below) representing bonds included in the index.

The Bloomberg Barclays US Aggregate Total Return Index is designed to measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related  and corporate  securities,  mortgage-backed  pass-through  securities  (agency fixed-rate),  commercial  mortgage-backed  securities  (agency and non-agency)  and other  asset-backed  securities  having  at

4856SP0321

least one year until final maturity. Treasury, government-related and corporate securities must have $300 million or more par amount outstanding. For mortgage-backed pass-through securities, pool aggregates must have $1 billion or more par amount outstanding. Asset-backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. Commercial mortgage-backed securities must have a minimum deal size of $500 million with at least $300 million outstanding and a minimum tranche size of $25 million. To be included in the index, securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody's, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2020, the index was comprised of approximately 12,000 securities and had a dollar-weighted average maturity of 8.3 years.

Under normal circumstances, in seeking to track the index's performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

As  of  December  31, 2020, approximately  27% of  the  bonds  represented  in the  index  were  U.S.  agency  mortgage-backed pass-through  securities.  U.S.  agency  mortgage-backed  pass-through  securities  are  securities  issued  by  entities  such  as Government  National  Mortgage  Association  (GNMA)  and  Federal  National  Mortgage  Association  (FNMA)  that  are backed  by  pools  of  mortgages.  Certain  transactions  in mortgage-backed  pass-through  securities  occur  through  standardized contracts  for  future  delivery  in which  the  exact  mortgage-backed  pools  to  be  delivered  are  not  specified  until a  few days  prior  to  settlement,  referred  to  as  a  "to-be-announced  transaction"  or  "TBA  transaction." In  a  TBA  transaction,  the buyer  and  seller  agree  upon  general  trade  parameters  such  as  agency,  settlement  date,  par amount and  price.  The  actual pools  delivered  generally  are  determined  two  days  prior  to  the  settlement  date.  It  is  anticipated  that  the  fund will  generally  participate  in rolling  TBA  transactions,  but  it  may  also receive  pools  of  mortgages.  The  fund expects  to  enter  into TBA  transactions  on  a  regular  basis. The  fund, pending  settlement  of  such  contracts,  will  invest  its  assets  in high-quality, liquid  short  term  instruments,  including  shares  of  affiliated  money  market  funds.

The  fund is  classified  as  diversified  under  the Investment  Company  Act  of  1940, as  amended  (1940  Act);  however,  the fund may  become  non-diversified solely  as  a  result  of  a  changes  in the  composition  of  the  index  (e.g.,  changes  in weightings  of  one  or  more  component  securities).  When the  fund is  non-diversified,  it  may  invest  a  relatively  high  percentage of  its  assets  in a  limited  number  of  issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

• Interest rate risk. Prices  of  bonds  and  other  fixed  rate  fixed-income  securities  tend to  move  inversely  with  changes in interest  rates.  Typically,  a  rise  in rates  will  adversely  affect fixed-income  securities  and,  accordingly,  will  cause  the value  of  the  fund’s investments  in these  securities  to  decline.  During  periods  of  very  low  interest  rates,  which  occur from  time  to  time  due  to  market  forces  or  actions  of  governments  and/or  their  central  banks,  including  the  Board  of Governors  of  the  Federal  Reserve System  in the  U.S.,  the  fund may  be  subject  to  a  greater  risk  of  principal  decline from  rising  interest  rates. When interest  rates  fall,  the  fund’s investments  in new  securities  may  be  at  lower  yields and may  reduce  the  fund’s income.  The  magnitude  of  these  fluctuations  in the  market  price  of  fixed-income  securities  is generally  greater  for  securities  with  longer  effective  maturities  and  durations  because  such  instruments  do  not  mature, reset  interest  rates  or  become  callable  for  longer  periods  of  time.  Duration  is  an  indication  of  an  investment's "interest rate  risk,"  or  how  sensitive  a  bond  or  the  fund’s portfolio  may  be  to  changes  in interest  rates.  The  change  in the  value of  a  fixed-income  security  or  portfolio  can  be  approximated  by  multiplying  its  duration by  a  change  in interest  rates.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

BNY Mellon Core Bond ETF Summary	2

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Index sampling risk.  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Mortgage-related securities risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage-backed pass-through securities often occur through TBA transactions, as described in the "Principal Investment Strategy" section above. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage-backed pass-through securities specified in the TBA transaction.

• Asset-backed securities risk. Asset-backed  securities  are  typically  structured  like mortgage-related  securities,  but  instead of  mortgage  loans  or  interests  in mortgage  loans,  the  underlying  assets  may  include,  for  example,  items  such  as  motor vehicle  installment  sales  or  installment  loan  contracts,  leases  on  various  types  of  real  and  personal  property,  and  receivables  from  credit  card  agreements. General  downturns  in the  economy  could  cause  the  value  of  asset-backed  securities to  fall.  In  addition,  asset-backed  securities  present  certain  risks  that  are  not  presented  by  mortgage-backed  securities. Primarily,  these  securities  may  provide  the  fund with  a  less  effective  security  interest  in the related  collateral  than  do mortgage-backed  securities.  Therefore,  there  is  the  possibility  that  recoveries  on  the  underlying  collateral  may  not,  in some  cases,  be  available  to  support  payments  on  these  securities.

• Prepayment and extension risk. When interest  rates  fall,  the  principal  on  mortgage-backed  and  certain  asset-backed securities  may  be  prepaid.  The  loss  of  higher  yielding  underlying  mortgages  and  the reinvestment  of  proceeds  at  lower interest  rates  can  reduce  the  fund’s potential  price  gain  in response  to  falling  interest  rates,  reduce  the  fund’s yield,  or cause  the  fund’s share  price  to  fall.  When interest  rates  rise, the  effective  duration of  the  fund’s mortgage-related  and other  asset-backed  securities  may  lengthen  due  to  a  drop  in prepayments  of  the  underlying  mortgages  or  other  assets. This  is  known  as  extension  risk  and  would  increase  the  fund’s sensitivity  to  rising  interest  rates  and  its  potential  for price  declines.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses and/or may impact the correlation between the fund and index performance. Investments denominated in foreign currencies are subject to the risk that affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in

BNY Mellon Core Bond ETF Summary	3

lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Portfolio turnover risk. The fund may engage in frequent trading of its portfolio securities in connection with index rebalancing, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

• New fund risk. The fund is recently organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

Since the fund has less than one full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund's returns based on net assets and comparing the fund's performance to a broad based securities index.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Gregory  A.  Lee,  CFA,  and  Nancy  G.  Rogers,  CFA,  the  primary  portfolio  managers  of  the  fund,  are  jointly  and primarily  responsible  for  management  of  the  fund.  Each  portfolio  manager  has  been  a  primary  portfolio  manager  of the  fund  since  its  inception  in  April  2020.  Mr.  Lee  is  a  Director,  Senior  Portfolio  Manager  at  Mellon.  Ms.  Rogers  is  a Managing Director, Head  of  Fixed  Income  Index  Portfolio  Management  at  Mellon.

BNY Mellon Core Bond ETF Summary	4

Purchase and Sale of Fund Shares

The fund  will  issue  (or redeem)  fund  shares  to  certain  institutional  investors  known  as "Authorized  Participants" (typically  market  makers  or  other  broker-dealers)  only  in  large  blocks  of  fund  shares  known  as  "Creation  Units." Creation  Unit  transactions  are  conducted  in  exchange  for  the  deposit  or  delivery  of  a  portfolio  of  in-kind  securities designated  by  the  fund  and/or  cash.

Individual  fund  shares  may  only  be  purchased  and  sold  on  the  NYSE  Arca,  Inc., other  national  securities  exchanges, electronic  crossing  networks  and  other  alternative  trading  systems  through your  broker-dealer  at  market  prices.  Because fund  shares  trade  at  market  prices  rather  than  at  net  asset  value  (NAV),  fund  shares  may  trade  at  a  price  greater  than NAV  (premium)  or  less  than  NAV  (discount).  When  buying  or  selling  shares  in  the  secondary  market,  you  may  incur costs  attributable  to  the  difference  between  the  highest  price  a  buyer  is  willing  to  pay  to  purchase  shares  of  the  fund (bid)  and  the  lowest  price  a  seller  is  willing  to  accept  for  shares  of  the  fund  (ask)  (the  "bid-ask  spread").  Recent  information  regarding  the  fund's  NAV,  market  price,  premiums  and  discounts,  and  bid-ask  spreads is available at www.im.bnymellon.com.

Tax Information

The fund’s  distributions  are  taxable  as  ordinary  income  or  capital  gains,  except  when  your  investment  is  through an IRA,  Retirement  Plan  or  other  U.S.  tax-advantaged  investment  plan  (in  which  case  you  may  be  taxed  upon  withdrawal of  your  investment  from  such  account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you  purchase  fund  shares  through a  broker-dealer  or  other  financial  intermediary  (such  as  a  bank),  the  Adviser  or its  affiliates  may  pay  the  financial  intermediary  for  certain  activities  related  to  the  fund,  including  educational  training programs,  conferences,  the  development  of  technology  platforms  and  reporting  systems,  or  other  services  related  to the  sale  or  promotion  of  the  fund.  These  payments  may  create  a  conflict  of  interest  by  influencing  the  broker-dealer  or other  intermediary  and  your  salesperson  to  recommend  the  fund  over  another  investment. Ask  your  salesperson  or  visit your  financial  intermediary's  website  for  more  information.

The fund is not sponsored, endorsed, sold or promoted by Bloomberg Index Services Limited (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

BNY Mellon Core Bond ETF Summary	5